Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Guidance: Oaktree Specialty Lending Corporation

GUIDANCE:	T+230A (+/- 5bps)

ISSUER:	Oaktree Specialty Lending Corporation (OCSL)

EXPECTED RATING (MOODY’S / FITCH)*:	Baa3 (Stable)/BBB- (Stable)

SIZE:	$300mm will not grow

FORMAT:	SEC Registered

RANKING:	Sr. Unsecured Note

SETTLEMENT:	February 25, 2020 (T+7)

TENOR:	5-Year

MATURITY DATE:	February 25, 2025

FIRST PAY:	August 25, 2020

TRANCHE CURRENCY:	USD

OPTIONAL REDEMPTION:	Make Whole, 1 Month Par Call

CHANGE OF CONTROL:	Yes, 100%

ACTIVE BOOK RUNNERS:	JPM (B&D), BofA, ING, RBC

IPTs:	T+ 250 bps area

DENOMINATIONS:	$2,000 x $1,000

USE OF PROCEEDS:	To reduce outstanding debt, including the existing unsecured notes and a portion of the borrowings under the company’s revolving credit facility, and for general corporate purposes

MARKETING:	www.netroadshow.com, Passcode: OCSL2020

TIMING:	Today’s Business

SALES INTO CANADA:	Yes, exemption

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of OCSL before investing. The preliminary prospectus supplement, dated February 13, 2020, together with an accompanying prospectus dated January 13, 2020, which have been filed with the Securities and

Exchange Commission (the “SEC”), contain this and other information about OCSL and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of OCSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

OCSL has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents OCSL has filed with the SEC for more complete information about OCSL and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, OCSL, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it from J.P. Morgan Securities LLC at 212-834-4533; BofA Securities, Inc. at 646-855-6433; ING Financial Markets LLC at 646-424-6718; or RBC Capital Markets, LLC at 212-858-7040

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.